14
CHAR1\532061_  2
CHAR1\532061_  2
Drawn  By  and  Return  To:
Moore  &  Van  Allen,  PLLC  (ESB)
Bank  of  America  Corporate  Center
100  North  Tryon  Street,  Floor  47
Charlotte,  North  Carolina  28202-4003

STATE  OF  SOUTH  CAROLINA     )
                         )
COUNTY  OF  RICHLAND          )

                         MORTGAGE AND SECURITY AGREEMENT


     THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made and entered into as of the 28th day of April, 2000, by and between

     POLICY MANAGEMENT SYSTEMS CORPORATION, a South Carolina corporation, whose address is One PMSC Center, Blythewood, South Carolina 29016 (the "Mortgagor"); and

     BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent (in such capacity, the "Administrative Agent") for the lenders from time to time party to the Credit Agreement and the Term Loan Agreement described herein (the "Lenders") with a mailing address of 100 N. Tryon Street, Business Services Group, 15th Floor, NC1-007-17-15, Charlotte, North Carolina 28255, Attn: Michael J. McKenney.

     WHEREAS, the Mortgagor is the owner of the fee simple interest in the real property described on Exhibit A attached hereto and incorporated herein by
                         ----------
reference;

     WHEREAS, the Mortgagor, Administrative Agent and Lenders are parties to (i) that certain Credit Agreement dated as of August 8, 1997, as amended by a First Amendment to Credit Agreement dated as of November 5, 1999, as further amended by a Second Amendment to Credit Agreement dated as of February 10, 2000, as further amended by a Third Amendment to Credit Agreement dated as of March 30, 2000, as further amended by a Fourth Amendment to Credit Agreement dated as of April 24, 2000 ("Credit Agreement") pursuant to which the Lenders established a revolving credit facility ("Credit Facility") and (ii) that certain Term Loan Agreement dated as of November 5, 1999 as amended by a First Amendment to Term Loan Agreement dated as of February 10, 2000, as further amended by a Second Amendment to Term Loan Agreement dated as of March 30, 2000, as further amended by a Third Amendment to Term Loan Agreement dated as of April 24, 2000 ("Term Loan Agreement") pursuant to which the Lenders extended a term loan ("Term Loan") (the Credit Agreement and the Term Loan Agreement and any and all documents executed in connection therewith are hereinafter collectively referred to as the "Credit Documents");

     WHEREAS, the Lenders have agreed to modify certain provisions of the Credit Facility and Credit Agreement, Term Loan and Term Loan Agreement provided that, among other things, the Mortgagor executes and delivers this Mortgage.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     In order to secure the repayment of the aforesaid Credit Facility and Term Loan together with any renewals or extensions or modifications thereof upon the same or different terms or at the same or different rate of interest and also to secure: (i) all future advances and readvances that may subsequently be made to the Mortgagor by the Lenders evidenced by any promissory notes given in connection with the aforesaid Credit Facility and Term Loan, and all renewals and extensions thereof; (ii) all obligations under the Credit Agreement and the Term Loan Agreement; and (iii) all other indebtedness of the Mortgagor to the Lenders pursuant to the Credit Facility and Term Loan, now or hereafter existing, whether direct or indirect, the maximum amount of all indebtedness outstanding at any one time secured hereby not to exceed $250 million, plus interest thereon, all charges and expenses of collection incurred by Administrative Agent including court costs and reasonable attorney's fees.

     The Mortgagor, in consideration of the indebtedness herein recited and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, grants, mortgages, remises, aliens, assigns and conveys to the Administrative Agent and the Administrative Agent's successors and permitted assigns, WITH MORTGAGE COVENANTS, subject to the further terms of this Mortgage, all of the Mortgagor's right, title and interest (thereunder or otherwise) in and to the following described land, real property interests, buildings, improvements, fixtures, furniture and appliances and other personal property:

     (a) All that tract or parcel of land and other real property interests in Richland County, South Carolina more particularly described in Exhibit A
                                                                       ---------
attached hereto and made a part hereof together with all of Mortgagor's right, title and interest in, to and under all rights of way, easements, privileges and appurtenances relating or appertaining to such real estate and all water and water rights, sewer and sewer rights, ditches and ditch rights, minerals, oil and gas rights, royalties, lease or leasehold interests owned by Mortgagor, now or hereafter used in connection with or appurtenant to or related to such real estate, and all interests of the Mortgagor now owned or hereafter acquired in and to streets, roads, alleys and public places, now or hereafter used in connection with such real estate, and all existing or future licenses, contracts, permits and agreements required or used in connection with the ownership, operation or maintenance of such real estate, and any and all insurance proceeds, and any and all awards, including interest, previously or hereafter made to Mortgagor for taking by eminent domain or in lieu thereof (collectively, the "Land"); and

     (b) All buildings and improvements of every kind and description now or hereafter erected or placed on the Land (the "Improvements") and all materials intended for construction, reconstruction, alteration and repair of such Improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Premises (as hereinafter defined) immediately upon the delivery thereof to the Land, and all fixtures and articles of personal property now or hereafter owned by the Mortgagor and attached to or contained in and used in connection with the Land and Improvements including, but not limited to, all furniture, furnishings, apparatus, machinery, equipment, motors, elevators, fittings, radiators, ranges, refrigerators, awnings, shades, screens, blinds, carpeting, office equipment and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment and fixtures and appurtenances thereto and all renewals or replacements thereof or articles in substitution thereof, whether or not the same are or shall be attached to the Land and Improvements in any manner (the "Tangible Personalty") and all proceeds of the Tangible Personalty (hereinafter, the Land, Improvements and Tangible Personalty may be collectively referred to as the "Premises").

     TO HAVE AND HOLD the same, together with all privileges, hereditaments, easements and appurtenances thereunto belonging, to the Administrative Agent and the Administrative Agent's successors and assigns to secure the indebtedness herein recited.

     And, as additional security for said indebtedness, the Mortgagor hereby assigns to the Administrative Agent all right, title and interest of the Mortgagor in and to the security deposits, rents, issues, profits and revenues of the Premises from time to time accruing (the "Rents and Profits"). Additionally, the Mortgagor hereby grants, transfers and assigns to Administrative Agent all the right, title and interest of Mortgagor in and to all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or part of the Premises, together with all guarantees of the lessee's obligations thereunder (collectively, the "Leases"), whether oral or written, for a definite term or month-to-month. This assignment shall extend to and cover any and all extensions and renewals and future leases and to any and all present and future rights against guarantor(s) of any such obligations and to any and all Rents and Profits collected under the Leases or derived from the Premises. In pursuance of this assignment, and not in lieu hereof, Mortgagor shall, upon request from Administrative Agent, execute and deliver to Administrative Agent separate specific assignments of rents and leases covering some or all of the Leases, the terms of such assignments being incorporated herein by reference. This assignment of leases is absolute and effective immediately and without possession; however, Mortgagor shall have a revocable license to receive, collect and enjoy the Rents and Profits accruing from the Premises until an Event of Default has occurred. Upon the occurrence of any Event of Default, pursuant to which the Administrative Agent or the Required Lenders have decided to exercise any rights or remedies granted thereto in the Credit Agreement or the Term Loan Agreement, the license shall be revoked automatically, without need of notice, possession, foreclosure or any other act or procedure, and all Rents and Profits assigned hereby shall thereafter be payable to Administrative Agent. PROVIDED ALWAYS, however, that if Mortgagor or Guarantors shall pay unto Administrative Agent and Lenders the obligations secured by this Mortgage, and if Mortgagor or Guarantors shall duly, promptly and fully perform, discharge, execute, effect, complete, comply with and abide by each of the agreements, conditions and covenants of the Credit Documents, then this assignment and the estates and interests hereby granted and created shall terminate.

     As additional collateral and further security for said indebtedness, the Mortgagor does hereby assign to the Administrative Agent and grants to the Administrative Agent a security interest in all of the right, title and interest of the Mortgagor in and to any and all insurance policies and proceeds thereof, condemnation awards, any and all leases of personal property (including equipment leases), rental agreements, sales contracts, management contracts, franchise agreements, construction contracts, architects' contracts, technical services agreements, or other contracts, licenses and permits now or hereafter affecting the Premises (the
"Intangible Personalty") or any part thereof, and the Mortgagor agrees to execute and deliver to the Administrative Agent such additional instruments, in form and substance reasonably satisfactory to the Administrative Agent, as may hereafter be reasonably requested by the Administrative Agent to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by the Administrative Agent to any lease, rental agreement, management contract, franchise agreement, construction contract, technical services agreement or other contract, license or permit, or to impose upon the Administrative Agent any obligation with respect thereto. Notwithstanding the foregoing provisions, such assignment and grant of security interest contained herein shall not extend to, and the Intangible Personalty shall not include, any personalty which is now or hereafter held by the Mortgagor as licensee, lessee or otherwise, to the extent that (a) such personalty is not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (b) such consent has not been obtained; provided, however, that the foregoing assignment and grant of security
          --------  -------
interest shall extend to, and the Intangible Personalty shall include, any and all proceeds of such personalty to the extent that the assignment or encumbering of such proceeds is not so restricted under the terms of the license, lease or other agreement applicable thereto.

     All the Tangible Personalty which comprise a part of the Premises shall, as far as permitted by law, be deemed to be affixed to the aforesaid Land and conveyed therewith. As to the balance of the Tangible Personalty and the Intangible Personalty, this Mortgage shall be considered to be a security agreement which creates a security interest in such items for the benefit of the Administrative Agent. In that regard, the Mortgagor grants to the Administrative Agent all of the rights and remedies of a secured party under the South Carolina Uniform Commercial Code and grants to the Administrative Agent a security interest in all of the Tangible Personalty and Intangible Personalty.

     The Mortgagor and the Administrative Agent covenant, represent and agree as follows:


                                    ARTICLEI
                                    --------

                               Secured Obligations

     1.1  Obligations Secured.  The obligations secured by this Mortgage are the
          -------------------
result of a $250 million Credit Facility and Term Loan (hereinafter the loans and extensions of credit thereunder may be called the "Loans") established by the Administrative Agent and the Lenders in favor of the Mortgagor pursuant to the respective terms of the Credit Agreement and the Term

Loan Agreement; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the Term Loan Agreement, as the case may be.
                                   ARTICLE II

            The Mortgagor's Covenants, Representations and Agreements

     2.1  Title  to  Property.  The  Mortgagor  represents  and  warrants to the
          -------------------
Administrative Agent that (i) it is the owner of the Land, Improvements and Tangible Personalty (to the extent such Tangible Personalty does not constitute fixtures), and has the right to convey the same, (ii) that as of the date hereof title to such property is free and clear of all encumbrances except for the matters shown on the title insurance policy accepted by the Administrative Agent in connection with this Mortgage (the "Permitted Encumbrances") and for those liens permitted by the Credit Agreement and the Term Loan Agreement (the
"Permitted Liens"), and (iii) it will warrant and defend the title to such property except for the Permitted Encumbrances and the Permitted Liens against the claims of all Persons. As to the balance of the Premises, the Rents and Profits and the Intangible Personalty, the Mortgagor represents and warrants that it has title to such property, that title as of the date hereof to such property is free and clear of all encumbrances except for the Permitted Encumbrances and the Permitted Liens, that it has the right to convey such property and that it will warrant and defend such property except for the Permitted Encumbrances and the Permitted Liens against the claims of all Persons.

     2.2  Taxes and Fees.  The Mortgagor will pay all taxes, general and special
          --------------
assessments, insurance premiums, permit fees, inspection fees, license fees, water and sewer charges, franchise fees and equipment rents and any other charges or fees against it or the Premises (and the Mortgagor, upon request of the Administrative Agent, will submit to the Administrative Agent receipts evidencing said payments).

     2.3  Reimbursement.  The  Mortgagor  agrees that if it shall fail to pay on
          -------------
or before the date that the same become delinquent any tax, assessment or charge levied or assessed against the Premises or any utility charge, whether public or private, or any insurance premium or if it shall fail to procure the insurance coverage and the delivery of the insurance certificates required hereunder, or if it shall fail to pay any other charge or fee described in Sections 2.2, 2.3 or 2.6 hereof, then the Administrative Agent, at its option, may pay or procure the same and will give the Mortgagor prompt notice of any such expenditures.
The Mortgagor will reimburse the Administrative Agent upon demand for any sums of money paid by the Administrative Agent pursuant to this Section, together with interest on each such payment at the default rate of interest provided in
Section 2.8 of the Credit Agreement and Section 2.6 of the Term Loan Agreement, and all such sums and interest thereon shall be secured hereby.

     2.4  Additional  Documents.  The Mortgagor agrees to execute and deliver to
          ---------------------
the Administrative Agent, concurrently with the execution of this Mortgage and upon the request of the Administrative Agent from time to time hereafter, all financing statements and other documents reasonably required to perfect and maintain the security interest created hereby. The Mortgagor hereby irrevocably (as long as any Loans remain outstanding or the Commitment has not been terminated) makes, constitutes and appoints the Administrative Agent as the true and lawful attorney of the Mortgagor to sign the name of the Mortgagor on any financing statement, continuation of financing statement or similar document required to perfect or continue such security interests.

     2.5  Sale  or Encumbrance.  Except as permitted by the Credit Agreement and
          --------------------
the Term Loan Agreement, the Mortgagor will not sell, encumber or otherwise dispose of any of the Tangible Personalty except to incorporate such into the Improvements or replace such with goods of quality and value at least equal to that replaced. In the event the Mortgagor sells or otherwise disposes of any of the Tangible Personalty in contravention of the foregoing sentence, the Administrative Agent's security interest in the proceeds of the Tangible Personalty shall continue pursuant to this Mortgage.

     2.6  Fees  and  Expenses.  The  Mortgagor will promptly pay upon demand any
          -------------------
and all reasonable costs and expenses of the Administrative Agent, (a) as required under Section 10.3 of each of the Credit Agreement and the Term Loan Agreement and (b) as necessary to protect the Premises, the Rents and Profits or the Intangible Personalty or to exercise any rights or remedies under this Mortgage or with respect to the Premises, Rents and Profits or the Intangible Personalty. All of the foregoing costs and expenses shall be secured hereby.

     2.7  Leases  and Other Agreements.  The Mortgagor shall faithfully keep and
          ----------------------------
perform, or cause to be kept and performed, in all material respects, all of the covenants, conditions, and agreements contained in each lease (including any equipment lease), rental agreement, management contract, franchise agreement, construction contract, technical services agreement or other material contract, license or permit now or hereafter affecting the Premises, now or hereafter existing, on the part of the Mortgagor to be kept and performed (including performance of all covenants to be performed under any and all leases of the Premises or any part thereof) and shall at all times use commercially reasonable efforts to enforce, with respect to each other party to said agreements, all obligations, covenants and agreements by such other party to be performed thereunder.

     2.8  Maintenance of Premises.  The Mortgagor will abstain from and will not
          -----------------------
permit the commission of waste in or about the Premises and will maintain, or cause to be maintained (subject to reconstruction periods after the occurrence of an act of God), the Premises in good condition and repair, reasonable wear and tear excepted.

     2.9  Insurance.  The Mortgagor shall maintain insurance for the Premises as
          ---------
set  forth  in  Section  5.3  of  each of the Credit Agreement and the Term Loan
Agreement. In addition to the requirements set forth in Section 5.3 of each of the Credit Agreement and the Term Loan Agreement, if any part of the Improvements is located in an area having "special flood hazards" as defined in the Federal Flood Disaster Protection Act of 1973, a flood insurance policy as may be required by law naming the Administrative Agent as mortgagee must be submitted to the Administrative Agent. The policy must be in such amount, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

     2.10  Eminent  Domain.  The  Mortgagor  assigns to the Administrative Agent
           ---------------
any proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Premises or any rights appurtenant thereto to which the Mortgagor is entitled. The Mortgagor agrees to execute such further assignments and agreements as may be reasonably required by the Administrative Agent to assure the effectiveness of this Section. In the event any Governmental Authority shall require or commence any proceedings for the demolition of any buildings or structures comprising a part of the Premises, or shall commence any proceedings to condemn or otherwise take pursuant to the power of eminent domain a material portion of the Premises, the Mortgagor shall promptly notify the Administrative Agent of such requirement or commencement of proceedings (for demolition, condemnation or other taking).

     2.11  Releases  and  Waivers.  The  Mortgagor agrees that no release by the
           ----------------------
Administrative Agent of any portion of the Premises, the Rents and Profits or the Intangible Personalty, no subordination of any Lien, no forbearance on the part of the Lenders or the Administrative Agent to collect on the Loans, or any part thereof, no waiver of any right granted or remedy available to the Administrative Agent and no action taken or not taken by the Administrative
Agent shall in any way have the effect of releasing the Mortgagor from full responsibility to the Lenders and the Administrative Agent for the complete discharge of each and every of the Mortgagor's obligations hereunder.

     2.12     Assignment  of  Leases  and  Mortgagor  Collection  of  Rents  and
              ------------------------------------------------------------------
Profits.

     (a) Mortgagor hereby authorizes and directs any lessees or tenants of the Premises that, upon written notice from Administrative Agent, all Rents and Profits and all payments required under the Leases, or in any way respecting same, shall be made directly to Administrative Agent as they become due. Mortgagor hereby relieves said lessees and tenants from any liability to Mortgagor by reason of said payments being made to Administrative Agent. Nevertheless, until Administrative Agent notifies in writing said lessees and tenants to make such payments to Administrative Agent, Mortgagor shall be entitled to collect all such Rents and Profits and/or payments. Administrative Agent is hereby authorized to give such notification only in the event of any breach or default by Borrowers hereunder or under the Credit Documents.

     (b) Any and all Rents and Profits collected by Administrative Agent may be applied in the respective manners set forth in Section 2.13 of the Credit Agreement and Section 2.11 of the Term Loan Agreement. Receipt by Administrative Agent of such Rents and Profits shall not constitute a waiver of any right that Administrative Agent may enjoy under this Mortgage, the Credit Agreement, the Term Loan Agreement or under the laws of the State of South Carolina, nor shall the receipt and application thereof cure any default hereunder nor affect any foreclosure proceeding or any sale authorized by this Mortgage, the Credit Agreement, the Term Loan Agreement and the laws of the State of South Carolina.

     (c) Administrative Agent does not consent to, does not assume and shall not be liable for any obligation of the lessor under any of the Leases and all such obligations shall continue to rest upon Mortgagor as though this assignment had not been made. Administrative Agent shall not be liable for the failure or inability to collect any Rents and Profits.


                                   ARTICLEIII
                                   ----------

                                Event of Default

     An event of default shall exist under the terms of this Mortgage upon the existence of an Event of Default under the terms of the Credit Agreement or the Term Loan Agreement (which has not been cured or waived in accordance with the provisions thereof) or the failure of Mortgagor to perform any covenant, agreement or obligation under this Mortgage ("Event of Default").


                                   ARTICLE IV

                                   Foreclosure

     4.1  Acceleration of Loan; Foreclosure.  Upon the occurrence and during the
          ---------------------------------
continuance of an Event of Default, the entire balance of the Loans and any other obligations due under the Credit Documents, including all accrued interest, shall, at the option of the Administrative Agent, become immediately due and payable. Upon failure to pay the Loans or reimburse any other amounts due under the Credit Documents in full at any stated or accelerated maturity, the Administrative Agent may foreclose the lien of this Mortgage by judicial proceeding in a manner permitted by applicable law. The Mortgagor hereby waives any statutory right of redemption in connection with such foreclosure proceeding.

     4.2  Proceeds  of Sale.  Following a foreclosure sale, the proceeds of such
          -----------------
sale shall, subject to applicable law, be applied in accordance with the respective provisions set forth in Section 2.13 of the Credit Agreement and
Section  2.11  of  the  Term  Loan  Agreement.


                                    ARTICLEV
                                    --------

           Additional Rights and Remedies of the Administrative Agent

     5.1  Rights  Upon Maturity or an Event of Default.  Upon the occurrence and
          --------------------------------------------
during the continuance of an Event of Default, the Administrative Agent, immediately and without additional notice and without liability therefor to the Mortgagor and to the extent permitted by law, except for its own gross negligence or willful misconduct, may do or cause to be done any or all of the following: (a) take physical possession of the Premises; (b) exercise its right to collect the Rents and Profits; (c) enter into contracts for the completion, repair and maintenance of the Improvements thereon; (d) expend Loan funds and any rents, income and profits derived from the Premises for payment of any taxes, insurance premiums, assessments and charges for completion, repair and maintenance of the Improvements, preservation of the lien of this Mortgage and satisfaction and fulfillment of any liabilities or obligations of the Mortgagor arising out of or in any way connected with the construction of Improvements on the Premises whether or not such liabilities and obligations in any way affect, or may affect, the lien of this Mortgage; (e) enter into leases demising the Premises or any part thereof; (f) take such steps to protect and enforce the specific performance of any covenant, condition or agreement in the Notes, this Mortgage, the Credit Agreement, the Term Loan Agreement or to aid the execution of any power herein granted; (g) generally, supervise, manage, and contract with reference to the Premises as if the Administrative Agent were equitable owner of the Premises; (h) seek the appointment of a receiver as provided in Section 5.2 below; (i) exercise any or all of the remedies available to a secured party under the South Carolina Uniform Commercial Code, including, but not limited to, selling, leasing or otherwise disposing of any fixtures and personal property which is encumbered hereby at public sale, with or without having such fixtures or personal property at the place or sale, and upon such terms and in such manner as Administrative Agent may determine; and (j) exercise any or all of the remedies of a secured party under the South Carolina Uniform Commercial Code with respect to the Tangible Personalty and Intangible Personalty. The Mortgagor also agrees that any of the foregoing rights and remedies of the Administrative Agent may be exercised at any time independently of the exercise of any other such rights and remedies, and the Administrative Agent may continue to exercise any or all such rights and remedies until the Event(s) of Default are cured or waived with the consent of the Required Lenders or the Lenders (as required by the Credit Agreement and the Term Loan Agreement) or until foreclosure and the conveyance of the Premises or until the obligations secured hereby are satisfied or paid in full and the Commitment is terminated.

     5.2  Appointment  of Receiver.  If upon the maturity of any of the Loans or
          ------------------------
any other amounts or obligations under the Credit Documents, the same remain unpaid, or upon the occurrence and continuance of an Event of Default, the Administrative Agent as a matter of right shall be entitled to the appointment of a receiver or receivers for all or any part of the Premises, to take possession of and to operate the Premises, and to collect the rents, issues, profits, and income thereof, all expenses of which shall be added to the indebtedness secured hereby, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Premises or the solvency of any Person or Persons liable for the payment of the indebtedness secured hereby, and the Mortgagor does hereby irrevocably consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Administrative Agent. Nothing herein is to be construed to deprive the Administrative Agent of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by the Administrative Agent in connection with any such receivership shall be a demand obligation (which obligation the Mortgagor hereby promises to pay) owing by the Mortgagor to the Administrative Agent pursuant to this Mortgage.

     5.3  Waivers.  No  waiver  of  any  Event  of  Default  shall  at  any time
          -------
thereafter be held to be a waiver of any rights of the Administrative Agent stated anywhere in the Notes, this Mortgage, the Credit Agreement, the Term Loan Agreement or any of the other Credit Documents, nor shall any waiver of a prior Event of Default operate to waive any subsequent Event(s) of Default. All remedies provided in this Mortgage, in the Notes, in the Credit Agreement, in the Term Loan Agreement and in the other Credit Documents are cumulative and may, at the election of the Administrative Agent, be exercised alternatively, successively, or in any manner and are in addition to any other rights provided by law.

     5.4     Delivery  of Possession After Foreclosure.  In the event there is a
             -----------------------------------------
foreclosure sale hereunder and at the time of such sale, the Mortgagor or the Mortgagor's heirs, devisees, representatives, successors or assigns are occupying or using the Premises, or any part thereof, each and all immediately shall become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale, notwithstanding any language herein apparently to the contrary, shall have the sole option to demand possession immediately following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.


                                   ARTICLE VI

                               General Conditions

     6.1  Terms.  The  singular  used  herein  shall  be  deemed  to include the
          -----
plural; the masculine deemed to include the feminine and neuter; and the named parties deemed to include their heirs, successors and assigns. The term "Lender" shall include any of the Persons identified as a "Lender" on the signature pages to the Credit Agreement and the Term Loan Agreement, and any Person which may become a Lender by way of assignment in accordance with the terms of the Credit Agreement and the Term Loan Agreement, together with their successors and permitted assigns.

     6.2  Notices.  All  notices  and  other communications required to be given
          -------
hereunder  shall have been duly given and shall be effective (i) when delivered,
(ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth below, or at such other address as such party may specify by written notice to the other parties hereto.

               to  the  Mortgagor:

                    Policy  Management  Systems  Corporation
                    One  PMSC  Center
                    Blythewood,  South  Carolina  29016
                    Attention:  General  Counsel
                    Telephone:  (803)  333-4000
                    Telecopy:  (803)  333-5560

               to  the  Administrative  Agent:

                    Bank  of  America,  N.A.
                    100  N.  Tryon  Street
                    Business  Services  Group
                    NC1-007-17-15
                    Charlotte,  North  Carolina  28255
                    Attn:  Michael  J.  McKenney
                    Telephone:  (704)  388-5920
                    Telecopy:   (704)  388-0960


     6.3  Severability.  If  any  provision of this Mortgage is determined to be
          ------------
illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     6.4  Headings.  The  captions  and  headings  herein are inserted only as a
          --------
matter of convenience and for reference and in no way define, limit, or describe the scope of this Mortgage nor the intent of any provision hereof.

     6.5  Conflicting  Terms.  In  the  event  the  terms and conditions of this
          ------------------
Mortgage conflict with the terms and conditions of the Credit Agreement or the Term Loan Agreement, the terms and conditions of the Credit Agreement or the Term Loan Agreement, as applicable, shall control and supersede the provisions of this Mortgage with respect to such conflicts.

     6.6  Governing  Law.  This  Mortgage  shall be governed by and construed in
          --------------
accordance  with  the  internal  law of the state where the Premises is located.

     6.7  Special  South  Carolina  Provisions.
          ------------------------------------
          (a) In the event of any inconsistencies between the terms and conditions of the other provisions of this Mortgage and this Section 6.7, the terms of this Section 6.7 shall control and be binding.

          (b) Mortgagor agrees to the full extent permitted by law that in case of an Event of Default on its part hereunder, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisal, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Premises or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser's thereat, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do the benefit of such laws, and any and all right to have the assets comprising the Premises marshalled upon any foreclosure of the lien hereof or appraised for the purpose of reducing any deficiency judgment obtained by Administrative Agent against Mortgagor and agrees that Administrative Agent or any court having jurisdiction to foreclose such lien may sell the Premises in part or as an entirety. Mortgagor further waives, to the full extent permitted by law, the right to petition for the appointment of appraisers following foreclosure for the purpose of seeking to reduce a deficiency judgment or for any reason.
          (c) The maximum of all indebtedness outstanding at any one time secured hereby shall not exceed $250 million plus interest thereon, all charges and expenses of collection incurred by Administrative Agent including court costs and reasonable attorneys' fees. Interest hereunder may be deferred, accrued or capitalized.
          (d) This Mortgage also secures, in accordance with Section 29-3-50, Code of Laws of South Carolina 1976, as amended, all future advances and re-advances that may subsequently be made to Mortgagor by Administrative Agent pursuant to this Mortgage and the other Credit Documents.

     PROVIDED ALWAYS, and it is the true intent and meaning of the Mortgagor and the Administrative Agent, that if the Mortgagor, the Guarantors, or their successors and assigns, shall pay or cause to be paid and discharged unto the Administrative Agent, its successors and assigns, the obligations secured hereby according to the terms of this Mortgage, and the Credit Documents, then this Mortgage shall cease, determine and be void, otherwise it shall remain in full force and virtue. And it is agreed, by and between the Mortgagor and the Administrative Agent, that the Mortgagor is to hold and enjoy the said premises until an Event of Default be made in the terms of this Mortgage.

CHAR1\532061_  2
CHAR1\532061_  2

     The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Premises apply to the court for an order of appraisal. The statutory appraisal value as approved by the court could be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED MORTGAGOR HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PREMISES.

     IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage under seal as of the above written date.

                                          POLICY MANAGEMENT SYSTEMS CORPORATION,
WITNESS:                                  a  South  Carolina  corporation

/S/  Lynn  W.  Dillard                    By:  /S/  Stephen  G.  Morrison
----------------------                         --------------------------
                            Title:  Executive  Secretary  and  General  Counsel
                                    -------------------------------------------
/S/  Katherine  E.  Daniels
---------------------------

STATE  OF  SOUTH  CAROLINA     )
                                   ACKNOWLEDGMENT
COUNTY  OF  RICHLAND          )


     I, Cynthia R. Dowie, Notary Public for the State of South Carolina, do hereby certify that the above-named Policy Management Systems Corporation, by its duly authorized officer, personally appeared before me this day and acknowledged the due execution of the foregoing instruments.

     Witness  my  hand  an  official  seal  this  the  28th  day  of April 2000.



/S/  Cynthia  R.  Dowie
-----------------------
Notary  Public  for  South  Carolina

My  Commission  Expires:  March  2,  2002

CHAR1\532061_  2

CHAR1\532061_  2
Administrative Agent hereby joins in the execution of this Mortgage and Security Agreement with the intention that it shall serve as a financing statement pursuant to Section 36-9-402 of the Code of Laws of South Carolina 1976.
                                          -------------------------------------


WITNESS:                              ADMINISTRATIVE  AGENT:
                                                           -

                                   BANK  OF  AMERICA,  N.A.

By:/S/  Christopher  M.  Chamness               By:   /S/  Michael  J.  McKenney
   ------------------------------                 ------------------------------
                                                Title:__________________________
WITNESS:

By:  /S/  Naomi  Simms
  --------------------

                                    EXHIBIT A
                                    ---------

All that certain piece, parcel, or lot of land, with improvements thereon, situate, lying and being in the County of Richland, State of South Carolina, near the City of Columbia, located at the intersection of U.S. Interstate 77 and U.S. Highway 21, as shown on that certain ALTA/ACSM Land Title Survey prepared for Policy Management Systems Corporation by Leon Campbell & Associates, dated April 26, 2000, last revised May 02, 2000, and recorded in the office of the Richland County ROD in Book 00406, Pages 2764 and 2765. Reference to said plat is craved for a fuller description, with all measurements being a little more or less.

~Doc#  5162924.01  ~